EXHIBIT 10.39
                                  CITY NATIONAL BANK
                              14241 E. Firestone Blvd.
                               La Mirada, CA 90638-5568
                             (310)483-5947  (714)724-4330
                          Fax(310)483-5950  Fax(714)724-4367


ROBERT W. JOHNSON                                                 ORANGE COUNTY
VICE PRESIDENT                                        COMMERCIAL BANKING CENTER


March 25, 1997


Boyds Wheels, Inc.
8380 Cerritos Avenue
Stanton, CA 90680

Attention: Boyd Coddington


    RE: REVOLVING NOTE DATED MARCH 25, 1997, IN THE ORIGINAL PRINCIPAL SUM OF $9,000,000.00 ("NOTE") EXECUTED BY BOYDS WHEELS, INC. ("BORROWER") IN FAVOR OF CITY NATIONAL BANK ("CNB")


Dear Mr. Coddington:

    This is to confirm that CNB will extend the credit facility more completely described in the enclosed Note, subject to the additional terms and conditions set forth herein. Capitalized terms not defined in this letter have the meanings given them in the Note. This letter is hereby incorporated into the Note (this letter and the Note, collectively, the "Note").

                           A. ADDITIONAL EVENTS OF DEFAULT.

    The following shall constitute additional Events of Default under the Note:

1. Failure of Borrower to furnish CNB, within the times specified, the following statements:

    a. Within forty-five (45) days after the end of each quarterly accounting period of each fiscal year, a consolidated financial statement for Borrower and the Subsidiaries consisting of not less than a balance sheet, and income statement, with notes thereto, prepared in accordance with generally accepted accounting principles consistently applied, which financial statement may be internally prepared;

    b. Within ninety (90) days after the close of each fiscal year, a copy of the annual consolidated audit report for such year for Borrower and the Subsidiaries including therein a balance sheet, income statement, reconciliation of net worth and statement of cash flows, with notes thereto, the balance sheet, income statement and statement of cash flows to be audited by a certified public accountant acceptable to CNB, and certified by such accountants to have been prepared in accordance with generally accepted accounting principles consistently applied and accompanied by Borrower's certification as to whether any event has occurred which constitutes an Event of Default, and if so, stating the facts with respect thereto;

BOYD CODDINGTON, COB
BOYDS WHEELS, INC.
MARCH 25, 1997
PAGE 2

    c. Annual 10-K report of Borrower, as soon as available, but in no event later than ninety (90) days after the end of each fiscal quarter;

    d. Quarterly reports of agings of Borrower's accounts payable and accounts receivable, as soon as available, but in no event later than forty-five (45) days after the end of each fiscal quarter;

    e. Quarterly I 10Q report of Borrower, as soon as available, but in no event later than forty-five (45) days after the end of each fiscal quarter;

    f. The Federal Income Tax Return for Borrower and each guarantor of this Note, within ten (10) days after its filing of each Return, respectively; and

    g. Such additional information, reports and/or statements as CNB may, from time to time, reasonably request;

2. Failure of Borrower to maintain the following, measured on a consolidated basis:

    a. Tangible Net Worth plus Subordinated Debt of not less than $18,500,000 at all times, to increase by 50% of net profits, annually;

    b. A ratio of Total Senior Liabilities to Tangible Net Worth plus Subordinated Debt of not more than .75 to 1 at all times;

    C. A ratio of Quick Assets to Current Liabilities of not less than I to I at an times;

    d.   Working Capital of not less than $10,000,000 at all times; and,

    e. A ratio of Cash Flow from Operations to Debt Service of not less than 2 to 1, measured quarterly on the prior four quarters rolling average.

                                   B. DEFINITIONS

     For purposes of the Note, the following terms have the following meanings:

    "CASH FLOW FROM OPERATIONS" shall be determined on a consolidated basis for Borrower and the Subsidiaries and shall mean the sum of (a) net income after taxes earned over the twelve month period ending on the date of determination, plus (b) amortization of intangible assets, plus (c) interest expense, plus (d) depreciation expensed during the twelve month period ending on the date of determination.

    "CURRENT ASSETS" shall be determined on a consolidated basis for Borrower and the Subsidiaries in accordance with generally accepted accounting principles consistently applied, excluding, however, from the determination of Current Assets, loans to shareholders, management or employees, amounts due from Subsidiaries or affiliates, deferred costs, and other intangible assets.

    "CURRENT LIABILITIES" shall be determined on a consolidated basis for Borrower and the Subsidiaries in accordance with generally accepted accounting principles consistently applied, and shall include without limitation (a) all payments on Subordinated Debt required to be made within one (1) year after the date on which the determination is made; and (b) all indebtedness payable to stockholders, affiliates, Subsidiaries or officers regardless of maturity, unless such indebtedness shall have been subordinated to CNB, on terms satisfactory to CNB.

BOYD CODDINGTON, COB
BOYDS WHEELS, INC.
MARCH 25, 1997
PAGE 3


    "DEBT SERVICE" shall mean (a) the aggregate amount of Current Maturity of Long Term Debt plus (b) all interest incurred on borrowed money during the twelve month period ending on the date of determination. "Current Maturity of Long Term Debt" shall mean that portion of Borrower's consolidated long term liabilities, determined in accordance with generally accepted accounting principles consistently applied, which shall, by the terms thereof, become due and payable within one (1) year following the date of the balance sheet upon which such calculations are based.

    "QUICK ASSETS" shall mean the sum of cash, plus cash equivalents, plus accounts receivable, plus securities classified as short-term marketable securities according to generally accepted accounting principles consistently applied, as such items appear on Borrowees consolidated balance sheet, determined in accordance with generally accepted accounting principles consistently applied.

    "SUBSIDIARY" shall mean any corporation, the majority of whose voting shares are at any time owned, directly or indirectly by Borrower and/or by one or more Subsidiaries.

    "TANGIBLE NET WORTH" shall mean the total of all assets appearing on a balance sheet prepared in accordance with generally accepted accounting principles consistently applied for Borrower and the Subsidiaries on a consolidated basis, minus (a) all intangible assets, including, without limitation, unamortized debt discount, affiliate, employee and officer receivables or advances, goodwill, research and development costs, patents, trademarks, the excess of purchase price over underlying values of acquired companies, any covenants not to compete, deferred charges, copyrights, franchises and appraisal surplus; minus (b) all obligations which are required by generally accepted accounting principles consistently applied to be reflected as a liability on the consolidated balance sheet of Borrower and the Subsidiaries; minus, (c) the amount, if any, at which shares of stock of a non-wholly owned Subsidiary appear on the asset side of Borrowees consolidated balance sheet, as determined in accordance with generally accepted accounting principles consistently applied; minus (d) minority interests; and minus (e) deferred income and reserves not otherwise reflected as a liability on the consolidated balance sheet of Borrower and the Subsidiaries.

    "Total Senior Liabilities" shall mean, as of any date of determination, the amount of all obligations that should be reflected as a liability on a consolidated balance sheet of Borrower and the Subsidiaries prepared in accordance with generally accepted accounting principles consistently applied, less Subordinated Debt.

       "Working Capital" shall mean Current Assets minus Current Liabilities."


                         C. ADDITIONAL TERMS AND CONDITIONS.

The following additional terms and conditions shall also apply to the Note:

1. FEES. Borrower shall pay to CNB a fee equal to 0.125% of the unused principal amount of the Note, payable quarterly, in arrears.

2. TERM LOAN. Upon the Termination Date of the Note, and provided Borrower is not in default under the terms of the Note, Borrower may elect to fully amortize up to $4,000,000 in outstandings under the Note at sixty (60) equal monthly principal and interest payments. The interest rate is to be established on the Termination Date and will be set at the applicable U.S. Treasury rate plus two percent (2.0%).

3. ENVIRONMENTAL INDEMNIFICATION. Due to the environmentally sensitive nature of the industry in which Borrower is principally engaged and upon which CNB will rely as its primary source of repayment, and in consideration of CNB extending credit to Borrower, Borrower has agreed to indemnify CNB against any claims that may arise as a result of Borrowees business activities that are environmental in nature and for which CNB may be named as a liable party.

BOYD CODDINGTON, COB
BOYDS WHEELS, INC.
MARCH 25, 1997
PAGE 4


         Borrower agrees that it shall indemnify and hold harmless CNB, its parent company, subsidiaries and all of their respective directors, officers, employees, agents, successors, attorneys, and assigns from and against any loss, damage, cost, expense, or liability directly of indirectly arising out of or attributable to the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal, or presence of a hazardous substance on, under, or about Borrowees property or operations or property leased to Borrower, including but not limited to attorneys' fees (including the reasonable estimate of the allocated cost of in-house counsel and staff). For these purposes, the term "hazardous substances" means any substance which is or becomes designated as "hazardous" or "toxic" under any Federal, state, or local law. This indemnity shall survive repayment of Borrowees obligations to CNB.

         Except for documents and instruments specifically referenced herein or in the Note, this letter and the Note constitute the entire agreement of the parties hereto and supersedes any prior or contemporaneous oral or written agreements, understandings, representations, warranties and negotiations, if any, which are merged into this letter and the Note. If you agree to accept the terms of this letter and the Note, please sign the enclosed acknowledgment copy of this letter, as well as the enclosed Note, and return them to me on or before April 1, 1997.

    Sincerely,

    CITY NATIONAL BANK, a national
    banking association



    By:  _______________________________________
         John F. Marder, Vice President and Team Leader



    By:  _______________________________________
         Robert W. Johnson, Vice President


 Accepted and Agreed this _____day of _________1997

 BOYDS WHEELS, INC.

     By:    ___________________________________
     Title: Boyd Coddington, Chairman of Board


     By:    ___________________________________
     Title: Rex Ours, Secretary

                                    REVOLVING NOTE
                                 (LIBOR and/or Prime)
  $9,000,000.00                                           La Mirada, California
                                                                 MARCH 25, 1997

    On April 1, 1999 ("Termination Date"), BOYDS WHEELS, INC., A CALIFORNIA CORPORATION ("Borrower"), promises to pay to the order of CITY NATIONAL BANK, a national banking association ("CNB"), at its office in this city, in United States Dollars and in immediately available funds, the principal sum of NINE MILLION AND NO/100 DOLLARS ($9,000,000.00) ('Revolving Credit Commitment") or so much thereof as may be advanced and then outstanding, plus interest on the unpaid balance, until fully repaid, at a rate computed on the basis of a 360-day year, actual days elapsed, at the rates, times and in accordance with the terms set forth below.

    As provided herein, the principal of this Note may be borrowed, repaid and reborrowed from time to time prior to the Termination Date, provided at the time of any borrowing no Event of Default (as hereinafter defined) exists, and provided further that the total borrowings outstanding at any one time shall not exceed the Revolving Credit Commitment. Each borrowing and repayment shall be noted in the books and records of CNB. The excess of borrowings over repayments shall evidence the principal balance due hereon from time to time and at any time. Borrowings hereunder shall be conclusively presumed to have been made to or for the benefit of Borrower when made as noted in such books and records.

    For purposes of this Note, the following definitions shall apply:

    "BUSINESS DAY" means a day that CNB's Head Office is open and conducts a substantial portion of its business.

    "EUROCURRENCY RESERVE REQUIREMENT" means the aggregate (without duplication) of the rates (expressed as a decimal) of reserves (including, without limitation, any basic, marginal, supplemental, or emergency reserves) that are required to be maintained by banks during the Interest Period under any regulations of the Board of Governors of the Federal Reserve System, or any other governmental authority having jurisdiction with respect thereto, applicable to funding based on so-called "Eurocurrency Liabilities", including Regulation D (12 CFR 204).

    "INTEREST PERIOD" means the period commencing on the date a LIBOR Loan is made (including the date a Prime Loan is converted to a LIBOR Loan, or a LIBOR Loan is renewed as a LIBOR Loan, which, in the latter case, shall be the last day of the expiring Interest Period) and ending three (3), four (4), five (5), six (6) months thereafter, as selected by the Borrower; provided, however, (a) -any Interest Period that would end on a day not a Business Day, shall extend to the next Business Day; and (b) no Interest Period may extend beyond the Termination Date.

    "LIBOR BASE RATE" means the British Banker's Association definition of the London InterBank Offered Rates as made available by Telerate Monitor on Telerate Screen 3750, or such other information service available to CNB, for the applicable Interest Period for the LIBOR Loan selected by Borrower and as quoted by CNB on the Business Day Borrower requests a LIBOR Loan.

    "LIBOR INTEREST RATE" means the rate per year (rounded upward TO THE NEXT one-sixteenth (1/16th) of one percent (0.0625%), if necessary) determined by CNB to be the quotient of (a) the LIBOR Base Rate divided by (b) one minus the Eurocurrency Reserve Requirement for the Interest Period; which is expressed by the following formula:

                                  LIBOR Base.  Rate
                         ------------------------------------
                         1 - Eurocurrency Reserve Requirement

    "LIBOR LOAN" means any Loan tied to the LIBOR Interest Rate.

    "LOAN(S)" means the principal balance outstanding on this Note, and any LIBOR Loan and/or any Prime Loan made hereunder, as the case may be.

    "PRIME LOAN" means any Loan tied to the Prime Rate. A Loan hereunder shall be a Prime Loan any time it is not a LIBOR Loan.

    "PRIME RATE" means the rate most recently announced by CNB at its principal office in Beverly Hills, California, as its "Prime Rate." Amy change in the interest rate resulting from a change in the Prime Rate shall be effective on the day on which each change in the Prime Rate is announced by CNB.

1. INTEREST ON LOANS. Each Loan shall bear interest from disbursement until due (whether at stated maturity, by acceleration or otherwise) at a rate equal to, at Borrower's option, either (a) for a LIBOR Loan, the LIBOR Interest Rate plus TWO percent (2.00%) per annum, or (b) for a Prime Loan, the fluctuating Prime Rate per annum. Interest on the Loans shall accrue daily and be payable (a) if a Prime Loan, monthly, in arrears, on the first
(lst) day of each month, commencing on the first such date following disbursement; (b) if a LIBOR Loan, (i) at the same time as interest payments are due on Prime Loans, (ii) on the last day of each Interest Period, and
(iii) upon any prepayment of any LIBOR Loan (to the extent accrued on the amount prepaid); (c) on the date a Prime Loan is converted to a LIBOR Loan; and (d) at the Termination Date. Anything herein to the contrary notwithstanding, all principal and interest remaining unpaid on the Termination Date shall be immediately due and payable.

2. PROCEDURE FOR LIBOR LOANS. Borrower may request that a Loan be a LIBOR Loan, if herein allowed (including conversion of a Prime Loan to a LIBOR Loan, or continuation of a LIBOR Loan as a LIBOR Loan upon the expiration of the Interest Period). Borrower's request shall be irrevocable, shall be made to CNB, verbally or in writing, no earlier than two (2) Business Days before and no later than 1:00 p.m. Pacific Time on the date the LIBOR Loan is to be made, and shall specify the Interest Period, the amount of the LIBOR Loan, and such other information as CNB requests. If Borrower fails to select a LIBOR Loan in accordance herewith, the Loan shall be a Prime Loan, and any LIBOR Loan shall be deemed a Prime Loan upon expiration of the Interest Period.

3. AVAILABILITY OF LIBOR LOANS. Notwithstanding anything herein to the Contrary, each LIBOR Loan must be in the minimum amount of $500,000.00 and increments of $100,000.00. Borrower may not have more than five (5) LIBOR Loans, outstanding at any one time under the

Revolving Credit Commitment. Borrower may have Prime Loans and LIBOR Loans outstanding simultaneously.

4. PREPAYMENT OF PRINCIPAL. Borrower may prepay the principal amount outstanding on a Prime Loan at any time and in any amount without a prepayment fee. Borrower may not make a partial principal prepayment on a LIBOR Loan. Borrower may prepay the full outstanding principal- balance on a LIBOR Loan prior to the end of the Interest Period, provided, however, that such prepayment is accompanied by a fee ("LIBOR Prepayment Fee") equal to the amount, if any, by which (a) the additional interest which would have been earned by CNB had the LIBOR Loan not been prepaid exceeds (b) the interest which would have been recoverable by CNB by placing the amount of the LIBOR Loan on deposit in the LIBOR market for a period starting on the date on which it was prepaid and ending on the last day of the applicable Interest Period. CNB's calculation of the LIBOR Prepayment Fee shall be conclusive absent manifest error.

5. SUSPENSION OF LIBOR LOANS. In the event CNB, on any Business Day, is unable to determine the LIBOR Base Rate applicable for a new, continued, or converted LIBOR Loan for any reason, or any law, regulation, or governmental order, rule or determination, makes it unlawful for CNB to make a LIBOR Loan, Borrower's right to select LIBOR Loans shall be suspended until CNB is again able to determine the LIBOR Base Rate or make LIBOR Loans, as the case may be. During such suspension, new Loans, outstanding Prime Loans and LIBOR Loans whose Interest Periods terminate may only be Prime Loans.

    The occurrence of any of the following with respect to any Borrower or guarantor of this Note shall constitute an "Event of Default" hereunder:

1. Failure to make any payment of principal or interest when due under this Note;

2. Filing of a petition by or against any of such parties under any provision of the BANKRUPTCY CODE;

3.  Appointment of a receiver or an assignee for the benefit of creditors;

4. Commencement of dissolution or liquidation proceedings or the disqualification (under any applicable law or regulation) of any of such parties which is a corporation, partnership, joint venture or any other type of entity;

5.  Death or incapacity of any of such parties which is an individual;

6. Revocation of any guaranty of this Note, or any guaranty of this Note becomes unenforceable as to any future advances under this Note;

7. Any financial statement provided by any of such parties to CNB is false or materially misleading;

8. Any material default in the payment or performance of any obligation, or any default under any provision of any contract or instrument pursuant to which any of such parties has incurred any obligation for borrowed money, any purchase obligation or any other liability of any kind to any person or entity, including CNB;

9. Any sale or transfer of all or a substantial part of the assets of any of such parties other than in the ordinary course of business; or

10. Amy violation, breach or default under this Note, any letter agreement, guaranty, security agreement, deed of trust, subordination agreement or, any other contract or instrument executed in connection with this Note or securing this Note.

    Upon the occurrence of any Event of Default, CNB, at its option, may declare all sums of principal and interest outstanding hereunder to be immediately due and payable without presentment, demand, protest or notice of dishonor, all of which are expressly waived by Borrower, and CNB shall have no obligation to make any further advances hereunder. Borrower agrees to pay all costs and expenses, including reasonable attorneys' fees, expended or incurred by CNB (or allocable to CNB's in-house counsel) in connection with the enforcement of this Note or the collection of any sums due hereunder and irrespective of whether suit is filed.

    Upon the occurrence of any Event of Default (and without constituting a waiver of the Event of Default), and until the Event of Default has been cured, the outstanding principal (and interest, to the extent permitted by law) shall bear additional interest at a fluctuating rate equal to five percent (5%) per annum higher than the interest rate as determined above; provided, however, for purposes hereof, a LIBOR Loan shall be treated as a Prime Loan upon the termination of the Interest Period.

    This Note and all matters related hereto shall be governed by the laws of the State of California. If this Note is executed by more than one Borrower, all obligations are joint and several.

BOYDS WHEELS, INC.,
A CALIFORNIA CORPORATION

BY:_________________________________
BOYD CODDINGTON CHAIRMAN OF THE BOARD


BY:_________________________________
REX OURS SECRETARY

                                                      DISBURSEMENT INSTRUCTIONS

                                                  Branch:ORANGE COUNTY CBC #050
                                                            Date:MARCH 25, 1997

    City National Bank is authorized to disburse the proceeds of that certain note dated MARCH 25, 1997 in the amount of $9,000,000.00 executed by the undersigned Borrower as follows:

CREDIT ACCOUNT NO.      IN THE NAME OF                     AMOUNT

                                                 $
--------------------    ------------------------  ------------------------
                                                 $
--------------------    ------------------------  ------------------------

ISSUE CASHIER'S CHECK(S)/DRAFT(S) PAYABLE TO:

                                                 $
------------------------------------------------  ------------------------
                                                 $
------------------------------------------------  ------------------------

WIRE FUNDS TO BANK ACCOUNT NO.    IN THE NAME OF

                                                 $
--------------------    ------------------------  ------------------------
                                                 $
--------------------    ------------------------  ------------------------

RENEW LOAN NO.               IN THE NAME OF

                                                 $
--------------------    ------------------------  ------------------------
                                                 $
--------------------    ------------------------  ------------------------

APPLY TO LOAN NO.            IN THE NAME OF
                                                 $
--------------------    ------------------------  ------------------------
                                                 $
--------------------    ------------------------  ------------------------

REMAINING AMOUNT AVAILABLE AS OF THIS DATE       $
                                                  ------------------------
                                          TOTAL: $9,000,000.00
                                                  ------------------------

DISBURSE AS REQUESTED BY: (IDENTIFY PERSONS AUTHORIZED TO MAKE REQUESTS)

BOYD CODDINGTON OR REX OURS BY VERBAL OR WRITTEN REQUESTS

                                  BOYDS WHEELS, INC.
                                  a California Corporation

                                  By:
                                     ---------------------------------------
                                       Boyd Coddington, Chairman of the Board


                                  By:
                                     ---------------------------------------
                                       Rex Ours, Secretary

CITY NATIONAL
BANK
                            COMMERCIAL SECURITY AGREEMENT

------------------------------------------------------------------------------------------------------------------
  PRINCIPAL       LOAN DATE     MATURITY     LOAN NO     CALL     COLLATERAL     ACCOUNT     OFFICER     INITIALS
$9,000,000.00     03-25-1997   04-01-1999     27113                             036599085      RWJ
------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item
------------------------------------------------------------------------------------------------------------------

BORROWER:  BOYDS WHEELS, INC. A      LENDER:   CITY NATIONAL BANK A NATIONAL
           CALIFORNIA CORPORATION              BANKING ASSOCIATION
           8380 CERRITOS AVE.                  ORANGE COUNTY COMMERCIAL
           STANTON, CA 90680                   BANKING CENTER #050000
                                               14241 EAST FIRESTONE BOULEVARD
                                               LA MIRADA, CA 90638-5568

-------------------------------------------------------------------------------


        THIS COMMERCIAL SECURITY AGREEMENT IS ENTERED INTO BETWEEN BOYDS WHEELS, INC,. A CALIFORNIA CORPORATION (REFERRED TO BELOW AS 'GRANTOR'); CITY NATIONAL BANK, A NATIONAL BANKING ASSOCIATION (REFERRED TO BELOW AS 'LENDER-). FOR VALUABLE CONSIDERATION, GRANTOR GRANTS TO LENDER A SECURITY INTEREST IN THE COLLATERAL TO SECURE THE INDEBTEDNESS AND AGREES THAT LENDER SHALL HAVE THE RIGHTS STATED IN THIS AGREEMENT WITH RESPECT TO THE COLLATERAL, IN ADDITION TO ALL OTHER RIGHTS WHICH LENDER MAY HAVE BY LAW.

        DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America-

             AGREEMENT. The word 'Agreement' means this Commercial Security Agreement, an this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

             COLLATERAL. The word "Collateral' means the following described property of Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

                  ALL INVENTORY, CHATTEL PAPER, ACCOUNT, EQUIPMENT AND GENERAL INTANGIBLES

             In addition, the word 'Collateral' includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

                 (a) All attachments, accessions, accessories, tools, parts, supplies, increases, and additions to and all replacements of and substitutions for any property described above.

                 (b) All products and produce of any of the property described in this Collateral section.

                 (c) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral section.

                 (d) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section.

                 (e) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

             EVENT OF DEFAULT. The words 'Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "Events of Default.-

             GRANTOR. The word 'Grantor' means BOYDS WHEELS, INC., A CALIFORNIA CORPORATION, its successors and assigns.

             GUARANTOR. The word 'Guarantor' means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

             INDEBTEDNESS. The word 'Indebtedness' means the indebtedness evidenced by the Note, including all principal and interest, together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness' includes all other obligations, debts and liabilities, plus interest thereon, of Grantor, or any one or more of them, to Lender, as well as all claims by Lender against Grantor, or any one or more of them, whether existing now or later; whether they are voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Grantor may be liable individually or jointly with others; whether Grantor may be obligated as guarantor, surety, accommodation party or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations; and whether such indebtedness may be or hereafter may become otherwise unenforceable.

             LENDER. The word 'Lender' means City National Bank, a National Banking Association, its successors and assigns.

             NOTE. The word 'Note' means the note or credit agreement dated March 25, 1997, in the principal amount of $9,000,000.00 from BOYDS WHEELS, INC-, A CALIFORNIA CORPORATION to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for the note or credit agreement-

03-25-1997                  COMMERCIAL SECURITY AGREEMENT                PAGE 2
LOAN NO 27113                       (CONTINUED)

             RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

RIGHT OF SETOFF. Grantor hereby grants Lender a contractual possessory security interest in and hereby assigns, convoys, delivers, pledges, and transfers all of Grantor's right, title and interest in and to Grantor's accounts with Lender (whether checking, savings, or some other account), including all accounts held jointly with someone else and all accounts Grantor may open in the future, excluding, however, all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all Indebtedness against any and all such accounts.

OBLIGATIONS OF GRANTOR.  Grantor warrants and covenants to Lender as follows:

             ORGANIZATION. Grantor is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of California. Grantor has its chief executive office at 8380 CERRITOS AVE., STANTON, CA 90680. Grantor will notify Lender of any change in the location of Grantor's chief executive office.

             AUTHORIZATION. The execution, delivery, performance of this Agreement by Grantor have been duly authorized by all necessary action by Grantor and do not conflict with, result in violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Grantor or (b) any law, governmental regulation, court decree or order applicable to Grantor.

             PERFECTION OF SECURITY INTEREST. Grantor agrees to execute such financing and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lendor, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Grantor hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in
             the Collateral.   Grantor promptly will notify Lender before any
             change in Grantor's name including any change to the assumed business names of Grantor. This is a continuing Security Agreement and will continue in effect even through all or any part of the indebtedness is paid in fully and even though for a period of time Grantor may not be indebted to Lender.

             NO VIOLATION.   The execution and delivery of this Agreement
             will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

             ENFORCEABILITY OF COLLATERAL.   To the extent the Collateral
             consists of accounts, chattel paper, or general intangibles, the Collateral is enforceable in accordance with its terms, is genuine, and complies with applicable laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to
             be on the Collateral.   At the time any account becomes subject
             to a security interest in favor of Lender, the account shall be a good and valid account representing an undisputed, bone fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or theretofore shipped or delivered pursuant to a contract of sale, or for services theretofore performed by Grantor with or for the account debtor: there shall be no setoffs or counterclaims against any such account: and no agreement under which any deductions or discounts may be claimed shall have been made with the account debtor except those disclosed to Lender in writing.

             LOCATION OF COLLATERAL. Grantor, upon request of Lender, will deliver to Lender in form satisfactory to Lender a schedule of real property and Collateral locations relating to Grantor's operations, including without limitation the following (a) all real property owned or being purchased by Grantor; (b) all real property being rented or leased by Grantor; (c) all storage facilities owned, rented, leased or being used by Grantor; and
             (d) all other properties where Collateral is or may be located. Except in the ordinary course of its business, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender.

             REMOVAL OF COLLATERAL.   Grantor shall keep the Collateral (or
             to the extent the Collateral consists of intangible property such as accounts, the records concerning the Collateral) at Grantor's address shown above, or at such other locations as are acceptable to Lender. Except in the ordinary course of its business, including the sales of inventory, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of California, without the prior written consent of Lender.

             TRANSACTIONS INVOLVING COLLATERAL. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under the Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrances, or charge, other than the security interest provided for in this Agreement, without prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

             TITLE. Grantor represents and warrants to Lender that it holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

             COLLATERAL SCHEDULES AND LOCATIONS. As often as Lender shall require, and insofar as the Collateral consists of accounts and general intangibles. Grantor shall deliver to Lender schedules of such Collateral, including such information as Lender may require, including without limitation names and addresses of account debtors and agings of accounts and general intangibles. Insofar as the Collateral consists of Inventory and equipment, Grantor shall deliver to Lender, as often as Lender shall require, such lists, descriptions, and designations of such Collateral as Lender my require

03-25-1997                  COMMERCIAL SECURITY AGREEMENT                PAGE 3
LOAN NO 27113                       (CONTINUED)



             to identify the nature, extent, and location of such Collateral. Such information shall be submitted for Grantor and each of its subsidiaries or related companies.

             MAINTENANCE AND INSPECTION OF COLLATERAL. Grantor shall maintain all tangible Collateral in good condition and repair. Grantor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. Lender and its designated representative and agents shall have the right at all reasonable times to examine, inspect, and audit the Collateral wherever located. Grantor shall immediately notify Lender of all cases involving the return, rejection, repossession, loss or damage of or to any Collateral; of any request for credit adjustment or of any other dispute arising with respect to the Collateral; and generally of all happenings and events affecting the Collateral or the value or the amount of the Collateral.

             TAXES AND ASSESSMENTS AND LIENS. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note to notes evidencing the indebtedness, or upon any of the other Related Documents. Grantor may without any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest the Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

             COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition or use of the Collateral, Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

             HAZARDOUS SUBSTANCES. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lion on the Collateral, used for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any hazardous waste or substance, as those terms are defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ('CERCLA'), the Superfund Ammendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ('SARA'), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et sec., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., Chapters 8.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 26100, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms 'hazardous waste and hazardous substance shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. The representations and warranties contained herein are based an Grantor's due diligence in investigating the Collateral for hazardous wastes and substances. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

             MAINTENANCE OF CASUALTY INSURANCE. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be canceled or diminished without at least seven (7) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if it so chooses 'single interest insurance,' which will cover only lender's interest in the Collateral.

             APPLICATION OF INSURANCE PROCEEDS Grantor shall promptly notify Lender of any lose or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (1 5) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. It Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

             INSURANCE RESERVES. Lender may require Grantor to maintain with Lender reserves for payment of insurance premium, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (1 5) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

             INSURANCE REPORTS. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the property insured; (a) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (f) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

GRANTOR'S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until default and except as otherwise provided below with respect to accounts, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. Until otherwise notified

03-25-1997                  COMMERCIAL SECURITY AGREEMENT                PAGE 4
LOAN NO 27113                       (CONTINUED)



by Lender, Grantor may collect any of the Collateral consisting of accounts. At any time and even though no Event of Default exists, Lender may exercise its rights to collect the accounts and to notify account debtors to make payments directly to Lender for application to the Indebtedness. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, lions, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor.
 All such expenses shall become a part of the Indebtedness and, at Lender's option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy or
(ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

DEFAULT ON INDEBTEDNESS.  Failure of Grantor to make any payment when due on
the Indebtedness.   Other Defaults.  Failure of Grantor to comply with or to
perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or in any other agreement between Lender and Grantor.

FALSE STATEMENTS. Any warranty, representation of statement made or furnished by Lender by or on behalf of Grantor under his Agreement, this Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

DEFECTIVE COLLATERALIZATION.   This agreement or any of the Related Documents
ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

INSOLVENCY. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy under any bankruptcy or insolvency laws by or against Grantor.

CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceedings, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other collateral securing the indebtedness. This includes a garnishment of any of Grantor's deposit accounts with Lender.

EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or such Guarantor dies or becomes incompetent.

ADVERSE CHANGE.   A material adverse change occurs in Grantor's financial
condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.

Insecurity. Lender, in good faith, deems itself secure.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the California Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

ACCELERATE INDEBTEDNESS. Lender may declare the entire Indebtedness, including any prepayment penalty which Grantor would be required to pay immediately due and payable, without notice.

ASSEMBLE COLLATERAL. Lender may require Grantor to deliver to Lender all or any portion of the Collateral an y any and all certificates of title and other documents related to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender shall also have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender make reasonable efforts to return them to Grantor after repossession.

SELL THE COLLATERAL. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days, or such lesser time as required by state law, before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand with interest at the Note rate from date of expenditure until repaid.

APPOINT RECEIVER.   To the extent permitted by applicable law, Lender shall
have the following rights and remedies regarding the appointment of a receiver; (a) Lender may have a receiver appointed as a matter of right. (b) the receiver may be an employee of Lender and may serve without bond, and (c) all fees of the receiver and his or her attorney shall become part of the indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate form date of expenditure until repaid.

COLLECT REVENUES, APPLY ACCOUNTS. Lender, either itself or through a receiver, may collect the payments, rents, income and revenues from the Collateral. Lender may at any time in its discretion transfer any Collateral into its own name of that of its nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security or the indebtedness or apply it to payment of the indebtedness in such order of preference as Lender may determine. In so far as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or

03-25-1997                  COMMERCIAL SECURITY AGREEMENT                PAGE 5
LOAN NO 27113                       (CONTINUED)



similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not indebtedness or Collateral is the due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent and endorse notes, checks, drafts, money orders, documents of title, instruments and items portaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

OBTAIN DEFICIENCY. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

OTHER RIGHTS AND REMEDIES Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

CUMULATIVE REMEDIES. All of the Lender's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently.
Election of Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS.   The following miscellaneous provisions are a part
of this Agreement:

AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by alteration or amendment.

APPLICABLE LAW. This agreement has been delivered to Lender and accepted by Lender in the Sate of California. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of Los Angeles
County, the State of California.   This agreement shall be governed by and
construed in accordance with the laws of the State of California.

             ATTORNEY'S FEES: EXPENSES. Grantor agrees to pay upon demand all of the Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Grantor shall pay the costs and
             expenses of such enforcement.   Costs and expenses include
             Lender's attorneys' fees and other expenses, whether or not there is, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

             CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

             MULTIPLE PARTIES; CORPORATE AUTHORITY. All obligations of Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor. This means that each of the persons signing below is responsible for all obligations in this Agreement.

             NOTICES. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable low, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor will keep Lender informed at all times of grantor's current address(es).

             POWER OF ATTORNEY. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stood of Grantor, to execute and deliver its release and settlement for the claim; and (d) to Me any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

             PREFERENCE PAYMENTS. Any monies Lender pays because of an asserted preference claim in Borrower's bankruptcy will become a part of the Indebtedness and, at Lender's option, shall be payable by Borrower as provided above in the 'EXPENDITURES 13Y LENDER' paragraph.

             SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such off ending provision shall be deemed to be modified to be within the limits of enforceability or validity, however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

             SUCCESSOR INTERESTS. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

             WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

03-25-1997                  COMMERCIAL SECURITY AGREEMENT                PAGE 6
LOAN NO 27113                       (CONTINUED)



             WAIVER OF CO-OBLIGATOR'S RIGHTS. If more than one person is obligated for the Indebtedness, Borrower irrevocably waives, disclaims and relinquishes all claims against such other person which Borrower has or would otherwise have by virtue of payment of the Indebtedness or any part thereof, specifically including but not limited to all rights of indemnity, contribution or exoneration.


GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED MARCH 25, 1997.

GRANTOR:
BOYDS WHEELS, INC., A CALIFORNIA CORPORATION



BY:  _____________________________________________
BOYD CODDINGTON, CHAIRMAN OF THE BOARD



BY:  _____________________________________________
REX  OURS, SECRETARY

03-25-1997                  COMMERCIAL SECURITY AGREEMENT                PAGE 7
LOAN NO 27113                       (CONTINUED)

CORPORATE RESOLUTION TO BORROW


------------------------------------------------------------------------------------------------------------------
  PRINCIPAL       LOAN DATE     MATURITY     LOAN NO     CALL     COLLATERAL     ACCOUNT     OFFICER     INITIALS
$9,000,000.00     03-25-1997   04-01-1999     27113                             036599085      RWJ
------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item
------------------------------------------------------------------------------------------------------------------

BORROWER:  BOYDS WHEELS, INC. A      LENDER:  CITY NATIONAL BANK A NATIONAL
           CALIFORNIA CORPORATION             BANKING ASSOCIATION
           8380 CERRITOS AVE.                 ORANGE COUNTY COMMERCIAL
           STANTON, CA 90680                  BANKING CENTER #050000
                                              14241 EAST FIRESTONE BOULEVARD
                                              LA MIRADA, CA 90638-5568

-------------------------------------------------------------------------------


    I, the undersigned Secretary or Assistant Secretary of BOYDS WHEELS, INC., A CALIFORNIA CORPORATION (the Corporation), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of California as a corporation for profit, with its principal office at 8380 CERRITOS AVE., STANTON, CA 90680, and is duly authorized to transact business in the State of California.

    I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held on March 25, 1997, at which a quorum was present and voting, or by other duly authorized corporate action in lieu of a meeting, the following resolutions were adopted:

    BE IT RESOLVED, that any two (2) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

    NAMES                                    POSITIONS                ACTUAL SIGNATURES
    -----                                    ---------                -----------------
    BOYD CODDINGTON                     CHAIRMAN OF THE BOARD

    X_______________________________
    REX OURS                                 SECRETARY

    X.______________________________



    acting for and on behalf of the Corporation and as its act and deed be, and they hereby are, authorized and empowered:

    BORROW MONEY. To borrow from time to time from City National Bank, a National Banking Association ('Lender'), on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in their judgment should be borrowed, without limitation.

    EXECUTE NOTES. To execute and deliver to Lender the promissory note or notes, or other evidence of credit accommodations of the Corporation, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancing, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

    GRANT SECURITY. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property therefore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered.

    EXECUTE SECURITY DOCUMENTS. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be required by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

    NEGOTIATE ITEMS. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

    FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions. The following person or persons currently are authorized to request advances and authorize payments under the line of credit

03-25-1997                  COMMERCIAL SECURITY AGREEMENT                PAGE 8
LOAN NO 27113                       (CONTINUED)



    until Lender receives written notice of revocation of their authority:
    BOYD CODDINGTON, CHAIRMAN OF THE BOARD; and REX OURS, SECRETARY.

    BE IT FURTHER resolved, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

    BE IT FURTHER RESOLVED, that the Corporation will notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (a) change in the name of the Corporation, (b) change in the assumed business name(s) of the Corporation,
    (c) change in the management of the Corporation,, (d) change in the authorized signer(s), (a) conversion of the Corporation to a new or different type of business entity, or (f) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the name of the Corporation will take effect until after Lender has been notified.

    I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever. The Corporation has no corporate seal, and therefore, no seal is affixed to this certificate.